UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	August 21, 2006
AIMCO PROPERTIES, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	0-24497	84-1275621

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4582 SOUTH ULSTER STREET PARKWAY
SUITE 1100, DENVER, CO 80237

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(303) 757-8101
NOT APPLICABLE

(Former name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events
     AIMCO Properties, L.P. (the “Partnership”) is re-issuing, in an updated format, its historical financial statements for the fiscal years ended December 31, 2005, 2004, and 2003, in connection with the requirements of Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” (“SFAS 144”). SFAS 144 requires the primary assets and liabilities of the Partnership’s consolidated properties that are classified as held for sale to be presented separately in the Partnership’s consolidated balance sheets and requires the results of operations of such properties to be reported as discontinued operations in the Partnership’s consolidated statements of income. For each period presented in the Partnership’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2006, the Partnership reported the assets, liabilities and results of operations of its consolidated properties that were sold or classified as held for sale during the first six months of 2006 in accordance with SFAS 144. Under SEC requirements, the assets and liabilities of those properties are required to be reported as held for sale, and the results of operations of those properties are required to be reported as discontinued operations, in all previously issued financial statements presented in the Partnership’s most recent Annual Report on Form 10-K, if those financial statements are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date the properties met the criteria in SFAS 144 to be reported as held for sale and discontinued operations. The adjustments to reflect the presentation of properties as held for sale and discontinued operations have no effect on the Partnership’s reported net income available to common stockholders or funds from operations.
     This Current Report on Form 8-K updates Items 6, 7, and 8 of the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2005 (the “Form 10-K”), to present separately the assets and liabilities of the Partnership’s consolidated properties that were sold or classified as held for sale prior to June 30, 2006, and to present the results of operations of those properties as discontinued operations. The updated Items 6, 7 and 8 are included in Exhibit 99.1 to this Current Report on Form 8-K. All other items of the Partnership’s Form 10-K remain unchanged.
ITEM 9.01. Financial Statements and Exhibits.
(d) Exhibits
     The following exhibits are filed with this report:

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Form 10-K, Item 6. Selected Financial Data
Form 10-K, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Form 10-K, Item 8. Financial Statements and Supplementary Data

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
     Dated: August 21, 2006

AIMCO PROPERTIES, L.P.
By:	AIMCO-GP, INC. Its General Partner

By:	/s/ Thomas M. Herzog
Thomas M. Herzog
Executive Vice President and Chief Financial Officer

By:	/s/ Robert Y. Walker IV
Robert Y. Walker IV
Executive Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Form 10-K, Item 6. Selected Financial Data
Form 10-K, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Form 10-K, Item 8. Financial Statements and Supplementary Data